[Capstone Logo]
Management's Assertion on Compliance with Regulation AB Criteria
Capstone Realty Advisors, LLC ("the Subservicer") is responsible for assessing compliance as of and for the year ended December 31, 2007 (the "Reporting
Period"), with the Servicing Criteria set forth in Item 1122(d) of the Regulation
AB and Item 1122 of Regulation AB (the "Servicing Criteria"), excluding the criteria set forth in sections 1122(d)(1)(ii)(iii),
1122(d)(2)(ii)(iii),
1122(d)(3)(i)(ii)(iii)(iv), and 1122(d)(4)(ii)(iii)(vi)(vii)(xv) of Regulation AB,
which the Subservicer has concluded are not applicable to the activities it performs with respect to asset backed transactions covered by this report
(collectively the "Relevant Servicing Criteria"). The transactions covered by this report include ad commercial real estate mortgages that were registered with the
Securities and Exchange Commission pursuant to the Securities Act of 1933
(the "Platform"), as listed in Appendix A.
The Subservicer has assessed compliance with the Relevant Servicing Criteria and has concluded that there have been no material instances of noncompliance during the Reporting Period, with respect to the platform taken as a whole.
Ernst & Young, an independent registered public accounting firm, has issued an attestation report for the platform on the Subservicer's assessment of compliance with the Relevant Servicing Criteria as of and for the Reporting
Period as set forth in this assertion.
Dale: January 31, 2008 /s/ Martin J. Clancy
Name: Martin J. Clancy
Title: Senior Vice President
APPENDIX A
1)
(CRA 154) Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2006-1 issued pursuant to the Pooling and
Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage lnc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master Servicer,
Midland Loan Services, Inc., as Special Servicer, Wells Fargo Bank, National
Association, as Trustee, and the Subservicing Agreement dated as of March 1, 2006
(the "Subservicing Agreement") between the Master Servicer and Capstone Realty
Advisors, LLC (the "Subservicer")
2)
(CRA 156) Credit Suisse First Boston Commercial Securities Corp. Commercial
Mortgage Pass -Through Certificates, Series 2006-C1 issued pursuant to the
Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and
Servicing Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, GMAC Commercial Mortgage Corporation, Keycorp Real Estate
Capital Markets, Inc. (the "Master Servicer"), and NCB, FSB, as Master Servicers,
GMAC Commercial Mortgage Corporation and National Consumer Cooperative
Bank, as Special Servicers, Wells Fargo Bank, National Association, as Trustee,
and the Subservicing Agreement dated as of March 1, 2006 (the "Subservicing
Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the
"Subservicer")
3)
(CRA 157) Morgan Stanley Capital I Inc, Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ8 issued pursuant to the Pooling and Servicing
Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement")
among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National
Association (the "Master Servicer"), as Master Servicer, J.E. Robert Company,
Inc., as Special Servicer, Bank, National Association, as Trustee, and the
Subservicing Agreement dated as of March 1, 2006 (the "Subservicing
Agreement") between the Master Servicer and Capstone Realty Advisors, LLC
(the "Subservicer")
4) (CRA 158)
J.P.
Morgan Chase Commercial Mortgage Securities Corp,
Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC14 issued pursuant to the Pooling and Servicing Agreement dated as of March 16, 2006 (the
"Pooling and Servicing Agreement") among LP. Morgan Chase Commercial
Mortgage Securities Corp, as Depositor, GMAC Commercial Mortgage Corporation
(the "Master Servicer"), as Master Servicer, Midland Loan Services, Inc., as
Special Servicer, LaSalle Bank, National Association, as Trustee, and the
Subservicing Agreement dated as of March 16, 2006 (the "Subservicing
Agreement") between the Master Servicer and Capstone Realty Advisors, LLC
(the "Subservicer")
5)
(CRA 159) Bear Stearns Commercial Mortgage Securities II Inc. Commercial
Mortgage Pass-Through Certificates, Series 2006-PWR11 issued pursuant to the
Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and
Servicing Agreement") among Bear Stearns Commercial Mortgage Securities 11
Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National
Association (the "Master Servicer"), as Master Servicers, ARCAP Servicing, Inc., as
Special Servicer, LaSalle Bank National Association, as Trustee, and the Primary
Servicing Agreement dated as of March 1, 2006 (the "Primary Servicing
Agreement") between the Master Servicer and Nationwide Life Insurance
Company (the "Primary Servicer"), and the Correspondent Agreement dated as of
February 10, 1997 (the "Correspondent Agreement") between the Primary Servicer and Capstone Realty Advisors, LLC
6)
(CRA 160) Credit Suisse First Boston Mortgage Securities Corp. Commercial
Mortgage Pass-Through Certificates, Series 2006-C2 issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing
Agreement") among Credit Suisse First Boston Mortgage Securities Corp., as
Depositor, Wachovia Bank, National Association (the "Master Servicer"),
as Master Servicer, ARCAP Servicing Inc., as Special Servicer, Wells Fargo Bank,
National Association, as Trustee, and the Subservicing Agreement dated as of May 1,
2006 (the "Subservicing Agreement") between the Master Servicer and Capstone
Realty Advisors, LLC (the "Subservicer")
7)
(CRA 161) Merrill Lynch Mortgage Investors, Inc, Commercial Mortgage Pass-
Through Certificates, Series 2006- C1 issued pursuant to the Pooling and
Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing
Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Midland
Loan Services, Inc. and Wells Fargo Bank, National Association (the "Master
Servicer"), as Master Servicers, Midland Loan Services, Inc., as Special Servicer,
U.S. Bank, National Association, as Trustee, and the Subservicing Agreement dated as of May 1, 2006 (the "Subservicing Agreement") between the Master Servicer and
Capstone Realty Advisors, LLC (the "Subservicer")
8)
(CRA 162) Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2006-2 issued pursuant to the Pooling and
Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage Inc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master Servicer,
LNR Partners, Inc., as Special Servicer, LaSalle Bank, National Association, as
Trustee, and the Subservicing Agreement dated as of June 1, 2006 (the
"Subservicing Agreement") between the Master Servicer and Capstone
Realty Advisors, LLC (the "Subservicer")
9)
(CRA 163) J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC15 issued pursuant to the Pooling and Servicing Agreement dated as of June 20, 2006 (the
"Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial
Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association
(the "Master Servicer"), as Master Servicer, J.E. Robert Company, Inc., as Special
Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing
Agreement dated as
of
June 20, 2006 (the "Subservicing Agreement") between
the Master Servicer and Capstone Realty Advisors, [IC (the "Subservicer")
10)
(CRA 165) Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2006-3 issued pursuant to the Pooling and
Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage Inc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master Servicer,
LNR Partners, Inc, as Special Servicer, Wells Fargo Bank, National Association, as
Trustee, and the Subservicing Agreement dated as of August
1,
2006 (the
"Subservicing Agreement") between the Master Servicer and Capstone Realty
Advisors, LLC (the "Subservicer")
11)
11)(CRA 166) Bear Stearns Commercial Mortgage Securities Inc. Commercial
Mortgage Pass-Through Certificates, Series 2006-PWR13 issued pursuant to the
Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement") among Bear Steams Commercial Mortgage
Securities Inc., as Depositor, Prudential Asset Resources, Inc. and Wells Fargo
Bank, National Association {the "Master Servicer"), as Master Servicers, LNR
Partners, Inc., as General Special Servicer, LaSalle Bank, National Association,
as Trustee, and the Primary Servicing Agreement dated as of September 1,
2006 (the "Primary Servicing Agreement") between the Master Servicer, and
Nationwide Life Insurance Company (the "Primary Servicer"), and the
Correspondent Agreement dated as of February 10, 1997 (the "Correspondent
Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC
12)
(CRA 167) Credit Suisse First Boston Mortgage Securities Corp. Commercial
Mortgage Pass-Through Certificates, Series 2006-C4 issued pursuant to the
Pooling and Servicing Agreement dated as of September I, 2006 (the "Pooling and Servicing Agreement") among Credit Suisse First Boston Mortgage
Securities Corp., as Depositor, Keycorp Real Estate Capital Markets,
Inc.
(the
"Master Servicer") and NCB, FSB, as Master Servicers, LNR Partners, Inc. and
National Consumer Cooperative Bank, as Special Servicers, Wells Fargo Bank,
National Association, as Trustee, and the Subservicing Agreement dated as of
September 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
13)
(CRA 168) J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8 issued pursuant to the Pooling and Servicing Agreement dated as of September 1, 2006 (the
"Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial
Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association
and Midland Loan Services, Inc. (the "Master Servicer"), as Master Servicers,
J.E. Robert Company, Inc., as Special Servicer, LaSalle Bank, National
Association, as Trustee, and the Subservicing Agreement dated as of September
1, 2006 (the "Subservicing Agreement") between the Master Servicer and
Capstone Realty Advisors, LLC (the "Subservicer")
14)
(CRA 169) Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2006-5 issued pursuant to the Pooling and
Servicing Agreement dated as of October 1, 2006 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage Inc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master
Servicer, Midland Loan Services, Inc., as Special Servicer, LaSalle
Bank, National Association, as Trustee, and the Subservicing Agreement dated as of October 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
15) (CRA 170) Banc of America Commercial Mortgage
Inc.
Commercial Mortgage
Pass-Through Certificates, Series 2006-6 issued pursuant to the Pooling and
Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage Inc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master Servicer,
CW Capital Asset Management, LLC, as Special Servicer, Wells Fargo Bank,
National Association, as Trustee, and the Subservicing Agreement dated as of
November 1, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
16)
(CRA 171) Morgan Stanley Capital 1 Inc. Commercial Mortgage Pass-Through
Certificates, Series 2006-IQ12 issued pursuant to the Pooling and Servicing
Agreement dated as of December 1, 2006 (the "Pooling and Servicing
Agreement") among Morgan Stanley Capital I Inc,, as Depositor, Capmark
Finance Inc. (the "Master Servicer"), as General Master Servicer, Prudential Asset
Resources, Inc., as Prudential Master Servicer, ARCAP Servicing Inc., as Special
Servicer, Wells Fargo Bank, National Association, as Trustee, and the Primary
Servicing Agreement dated as of December 1, 2006 (the "Subservicing
Agreement") between the Master Servicer and Capstone Realty Advisors, LLC
(the "Subservicer")
17)
(CRA 173) Credit Suisse First Boston Mortgage Securities Corp, Commercial
Mortgage Pass-Through Certificates, Series 2006-05 issued pursuant to the Pooling and Servicing Agreement dated as of December
1,
2006 (the "Pooling and
Servicing Agreement") among Credit Suisse First Boston Mortgage
Securities Corp., as Depositor, Keycorp Real Estate Capital Markets, Inc_ (the
"Master Servicer"), as Master Servicer, LNR Partners, Inc., as Special Servicer,
Wells Fargo Bank, National Association, as Trustee, and the Subservicing
Agreement dated as of December I, 2006 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")18
18)
(CRA 174) Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2007-1 issued pursuant to the Pooling and
Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage Inc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master Servicer,
LNR Partners, Inc., as Special Servicer, LaSalle Bank, National Association, as
Trustee, and the Subservicing Agreement dated as of February 1, 2007 (the
"Subservicing Agreement") between the Master Servicer and Capstone Realty
Advisors, LLC (the "Subservicer")
19)
(CRA 175) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial
Mortgage Pass-Through Certificates, Series 2007-CIBC18 issued pursuant to the
Pooling and Servicing Agreement dated as of March 7, 2007 (the "Pooling and
Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities
Corp_, as Depositor, Capmark Finance, Inc, (the "Master Servicer"), as Master
Servicer, ARCAP Servicing, Inc. and LNR Partners, Inc., as Special Servicers, Wells
Fargo Bank National Association, as Trustee, and the Primary Servicing Agreement
dated as of March 7, 2007 (the "Subservicing Agreement") between the Master
Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
20)
(CRA 176) Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2007-2 issued pursuant to the Pooling and
Servicing Agreement dated as of June 1, 2007 (the "Pooling and Servicing
Agreement") among Banc of America Commercial Mortgage Inc., as Depositor,
Bank of America, National Association (the "Master Servicer"), as Master Servicer,
LNR Partners, Inc.,
as
Special Servicer, Wells Fargo Bank, National Association, as
Trustee, and the Subservicing Agreement dated as of June 1, 2007 (the
"Subservicing Agreement") between the Master Servicer and Capstone
Realty Advisors, LLC (the "Subservicer")
21)
(CRA 177) Morgan Stanley Capital I Inc, Commercial Mortgage Pass-Through
Certificates, Series 2007-1Q I4 issued pursuant to the Pooling and Servicing
Agreement dated as of May 1, 2007 (the "Pooling and Servicing Agreement") among
Morgan Stanley Capital I Inc., as Depositor, Capmark Finance, Inc., Prudential Asset
Resources, Inc., and Wells Fargo Bank, National Association (the "Master
Servicer"), as Master Servicers, Centerline Servicing, Inc., as Special
Servicer, The Bank of New York Trust Company, National Association, as
Trustee, and the Subservicing Agreement dated as of May 1, 2007 (the "Subservicing
Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the
"Subservicer")
22)
(CRA 178) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial
Mortgage Pass-Through Certificates, Series 2007-CIBC19 issued pursuant to the
Pooling and Servicing Agreement dated as of June 14, 2007 (the "Pooling and
Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities
Corp., as Depositor, Cap-lark Finance, Inc. (the "Master Servicer"), and Wells
Fargo Bank, National Association, as Master Servicers, LNR Partners, Inc., as
Special Servicer, LaSalle Bank, National Association, as Trustee, and the Primary
Servicing Agreement dated as of June 14, 2007 (the "Subservicing Agreement")
between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
23)
(CRA 179) Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage
Pass-Through Certificates, Series 2007-PWR16 issued pursuant to the Pooling and
Servicing Agreement dated as of June 1, 2007 (the "Pooling and Servicing
Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as
Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National
Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc.,
as General Special Servicer, LaSalle Bank, National Association, as Trustee, and
the Primary Servicing Agreement dated as of June 1, 2007 (the "Primary Servicing
Agreement") between the Master Servicer, and Nationwide Life Insurance
Company (the "Primary Servicer"), and the Correspondent Agreement dated as of
February 10, 1997 (the "Correspondent Agreement") between The Primary Servicer and Capstone Realty Advisors, LLC
24)
(CRA 180) J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11 issued pursuant to the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and
Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage Securities
Corp., as Depositor, Wachovia Bank, National Association (the "Master Servicer"),
as Master Servicer, CWCapital Asset Management, LLC, as Special Servicer,
LaSalle Bank, National Association, as Trustee, and the Subservicing Agreement
dated as of July 1, 2007 (the "Subservicing Agreement") between the Master
Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
25)
(CRA 181) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through
Cert ificates, Series 2007-IQ15 issued pursuant to the Pooling and Servicing
Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement")
among Morgan Stanley Capital I Inc.
,
as Depositor, Capmark Finance Inc. (the
"Master Servicer''), as Capmark Master Servicer, Prudential Asset Resources,
Inc., as Prudential Master Servicer and DC Hilton Special Servicer, Centerline
Servicing Inc., as General Special Servicer, Wells Fargo Bank, National Association,
as Trustee, and the Subservicing Agreement dated as of August I, 2007 (the
"Subservicing Agreement") between the Master Servicer and Capstone Realty
Advisors, LLC (the "Subservicer")
26)
(CRA 182) Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through
Certificates, Series 2007-TOP27 issued pursuant to the Pooling and Servicing
Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among
Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association
(the "Master Servicer"), as Master Servicer, Centerline Servicing, Inc., as
Special Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing
Agreement dated as of July 1, 2007 (the "Subservicing Agreement") b e t w e e n t h e
Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
27)
(CRA 183) Merrill Lynch Mortgage Investors, Inc. Commercial Mortgage Pass-
Through Certificates, Series 2007-C1 issued pursuant to the Pooling and Servicing
Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement")
among Merrill Lynch Mortgage Investors, Inc., as Depositor, KeyCorp Real Estate
Capital Markets, Inc. and Wells Fargo Bank, National Association (the "Master
Servicer"), as Master Servicers, Centerline Servicing Inc., as Special Servicer,
U.S. Bank, National Association, as Trustee, and the Subservicing Agreement dated as of August 1, 2007 (the "Subservicing Agreement") between the Master
Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
28)
(CRA 184) J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates, Series 2007-LDP12 issued pursuant to the Pooling and Servicing Agreement dated as of August 1, 2007 (the
"Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial
Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association
(the "Master Servicer"), as Master Servicer, I.E. Robert Company, Inc., as Special
Servicer, LaSalle Bank, National Association, as Trustee, and the Subservicing
Agreement dated as of August 1, 2007 (the "Subservicing Agreement") between the Master Servicer and Capstone Realty Advisors, LLC (the "Subservicer")
29)
(CRA 185) Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage
Pass-Through Certificates, Series 2007-PWR17 issued pursuant to the Pooling and
Servicing Agreement dated as of September 1, 2007 (the "Pooling and Servicing
Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as
Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National
Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc.,
as General Special Servicer, LaSalle Bank, National Association, as Trustee, and
the Primary Servicing Agreement dated as of September 1, 2007 (the "Primary
Servicing Agreement") between the Master Servicer, and Nationwide Life
Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between The Primary
Servicer and Capstone Realty Advisors, LLC
30)
(CRA 186 Morgan Stanley Capital 1 Inc. Commercial Mortgage Pass-Through
Certificates, Series 2007-IQ16 issued pursuant to the Pooling and Servicing
Agreement dated as of November 1, 2007 (the "Pooling and Servicing Agreement")
among Morgan Stanley Capital I Inc., as Depositor, Capmark Finance Inc. (the
"Master Servicer No. 1) , Wells Fargo Bank, National Association (the "Master
Servicer No. 2), and NCB, FSB, as Master Servicers, Centerline Servicing, Inc., as
General Special Servicer, LaSalle Bank, National Association, as Trustee, and the
Subservicing Agreements dated as of November 1, 2007 (the "Subservicing
Agreements") between the Master Servicer No. 1 and Capstone Realty Advisors,
[LC (the "Subservicer"), and the Primary Servicing Agreement dated as of
November 1, 2007 (the "Primary Servicing Agreement") between the Master
Servicer No. 2, and Nationwide Life Insurance Company (the "Primary Servicer"),
and the Correspondent Agreement dated as of February 10, 1997 (the
"Correspondent Agreement") between The Primary Servicer and Capstone Realty
Advisors, LLC
31)
(CRA 187) J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial
Mortgage Pass-Through Certificates, Series 2007-CIBC20 issued pursuant to the
Pooling and Servicing Agreement dated as of September 28, 2007 (the "Pooling and Servicing Agreement") among J.P. Morgan Chase Commercial Mortgage
Securities Corp., as Depositor, Midland Loan Services, Inc. (the "Master
Servicer"), as Master, Servicer, Centerline Servicing Inc., as Special Servicer,
Wells Fargo Bank, National Association, as Trustee, and the
Subservicing Agreement dated as of September 28, 2007 (the "Subservicing
Agreement") between the Master Servicer and Capstone Realty Advisors, LLC
(the "Subservicer")
32)
(CRA 188) Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage
Pass-Through Certificates, Series 2007-PWRI8 issued pursuant to the Pooling and
Servicing Agreement dated as of December 1, 2007 (the "Pooling and Servicing
Agreement") among Bear Stearns Commercial Mortgage Securities Inc., as
Depositor, Prudential Asset Resources, Inc. and Wells Fargo Bank, National
Association (the "Master Servicer"), as Master Servicers, Centerline Servicing, Inc.,
as General Special Servicer, LaSalle Bank, National Association, as Trustee, and
the Primary Servicing Agreement dated as of December 1, 2007 (the "Primary
Servicing Agreement") between the Master Servicer, and Nationwide Life
Insurance Company (the "Primary Servicer"), and the Correspondent Agreement dated as of February 10, 1997 (the "Correspondent Agreement") between. The Primary
Servicer and Capstone Realty Advisors, LLC